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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 13, 2002
         ---------------------------------------------------------------
                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
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             (Exact name of Registrant as specified in its charter)


          Massachusetts                   0-25560                04-2777507
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                  2 Cabot Road
                           Hudson, Massachusetts 01749
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                    (Address of Principal Executive Offices)


                                 (978) 567-4000
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               Registrant's telephone number, including area code





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                                       -2-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.
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Exhibit No.    Description
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99.1           Statement Under Oath of Principal Executive Officer Regarding
               Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.


Item 9.  Regulation FD Disclosure.

On August 13, 2002, each of the Principal Executive Officer, John F. Young, and the Principal Financial Officer, Pauline F. Taylor, of ACT Manufacturing, Inc. submitted to the Securities and Exchange Commission ("SEC") sworn statements pursuant to the SEC's Order No. 4-460 issued on June 27, 2002.

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.

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                                       -3-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACT Manufacturing, Inc.


Date: August 13, 2002                  By: /s/ John F. Young
                                           ----------------------------------
                                           John F. Young
                                           President and Chief Executive Officer

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                                       -4-

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.